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                                                                Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement (No. 333-38223) of Argo-Tech Corporation on Form S-1 of our report dated November 26, 1997, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP
Cleveland, Ohio
November 26, 1997